UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|  Preliminary proxy statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12


                              Pulaski Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     to Exchange Act Rule 0-11:

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          Rule 0-11 (a)(2) and identify the filing for which the  offsetting fee was paid  previously.  Identify  the previous  filing by  registration
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


                       [Pulaski Bancorp, Inc. Letterhead]


                                 March 26, 2001


Dear Stockholders:

         You are cordially invited to attend the second annual meeting of stockholders of Pulaski Bancorp, Inc. (the "Company"), the holding company for Pulaski Savings Bank (the "Bank"), which will be held on April 27, 2001 at 10:00 a.m., local time, at The Winfield Scott, 323 North Broad Street, Elizabeth, New Jersey.

         The attached notice of the annual meeting and the proxy statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         Please  sign  and  return  the  enclosed  proxy  card  promptly.   Your
cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                           Sincerely yours,

                                           /s/ Thomas Bentkowski

                                           Thomas Bentkowski
                                           President and Chief Executive Officer

                              PULASKI BANCORP, INC.

                               130 Mountain Avenue
                          Springfield, New Jersey 07081
                                 (973) 564-9000

                    Notice of Annual Meeting of Stockholders

     On Friday, April 27, 2001, Pulaski Bancorp, Inc. will hold its annual meeting of stockholders at The Winfield Scott, 323 North Broad Street, Elizabeth, New Jersey. The meeting will begin at 10:00 a.m. local time.

     At the annual meeting stockholders will consider and vote on the following:

     1.   The election of three directors to a three-year term of office;

     2.   The   ratification  of  the  appointment  of  Radics  &  Co.,  LLC  as independent auditors of the Company for the fiscal year ending December 31, 2001; and

     3.   Such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 12, 2001 are entitled to receive notice of and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                      By Order of the Board of Directors

                                      /s/ Valerie Kaminski

                                      Valerie Kaminski
                                      Secretary



Springfield, New Jersey
March 26, 2001

                              PULASKI BANCORP, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Bancorp, Inc. (the "Company") to be used at the 2001 annual meeting of stockholders of the Company. The Company is the holding company of Pulaski Savings Bank (the "Bank"). The annual meeting will be held at The Winfield Scott, 323 North Broad Street, Elizabeth, New Jersey on Friday, April 27, 2001 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about March 26, 2001.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on March 12, 2001. As of the close of business on March 12, 2001, a total of 1,925,845 shares of the Company's common stock were outstanding, including 1,117,800 shares of common stock issued to and held by Pulaski Bancorp, M.H.C., the mutual holding company parent of the Company and the Bank (the "Mutual Holding Company"). Each share of common stock has one vote. As provided in the Company's Charter, record holders of the Company's common stock (other than the Mutual Holding Company) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Radics & Co., LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the appointment of Radics & Co., LLC as independent auditors will be decided by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the matter. On this matter, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting.

     The Mutual Holding Company owns 58% of the shares of common stock entitled to vote at the annual meeting. The Mutual Holding Company has indicated to the Company that it intends to vote such shares of common stock "FOR" both proposals thereby ensuring a quorum at the annual meeting, and the likelihood of election of the Company's nominees for director and the ratification of the appointment of the independent auditors.

Voting by Proxy

     The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of the Company's common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of the Company's common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Radics & Co., LLC as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held by a broker, bank or other nominee (i.e. in "street name,") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank's ESOP or 401(k) Plan

     If you participate in the Pulaski Savings Bank Employee Stock Ownership Plan ("ESOP") or if you hold shares through the Bank's 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of their fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Pulaski Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions.

                                 Stock Ownership

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on March 12, 2001 or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission. Other than those persons listed below, the Company is not aware of any person that owns more than 5% of the Company's common stock as of March 12, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                Percent of
                                                                  Common
          Name and Address               Number of                 Stock
         of Beneficial Owner           Shares Owned            Outstanding
---------------------------------   -------------------   ----------------------
Pulaski Bancorp, M.H.C.(1)               1,117,800                 58%
130 Mountain Avenue
Springfield, New Jersey 07081


----------------------
(1) The members of the Board of Directors of the Company also constitute the Board of Directors of the Mutual Holding Company.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 12, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                          Number of Share
                                                                            That May Be
                                                     Number of            Acquired Within       Percent of
                                                    Shares Owned             60 Days By        Common Stock
Name                                            (excluding options)(1)   Exercising Options   Outstanding (2)
----                                           ----------------------    ------------------   ---------------
Thomas Bentkowski..............................          33,573(3)             14,283               2.5%
Eugene J. Bogucki, M.D.........................             793                 2,856                *
Anthony C. Majeski.............................          17,204                 2,856               1.0
Edward J. Mizerski.............................           3,285                 2,856                *
Peter C. Pietrucha.............................           9,404(4)              2,856                *
John T. Robertson..............................             500                    --                *
Walter F. Rusak................................           6,904                 2,856                *
Lee Wagstaff...................................          18,801                 8,569               1.4%

All Executive Officers and
   Directors as a Group (10 persons) ..........         109,689                45,701               7.9%

-------------------
* Less than 1% of shares outstanding

(1) Includes unvested shares awarded under the Company's 1997 Stock-Based Incentive Plan (the "Incentive Plan") for Messrs. Bentkowski, Bogucki, Majeski, Mizerski, Pietrucha, Rusak, Wagstaff and all other executive officers as to which the holder has voting power but not investment power, as follows: 3,809 shares; 762 shares; 762 shares; 762 shares; 762 shares; 762 shares; 2,286 shares and 2,667 shares, respectively. Also includes shares allocated under the ESOP for Messrs. Bentkowski, Wagstaff and all other executive officers as to which the holder has voting power but not investment power, as follows: 7,616 shares, 5,087 shares and 6,607 shares, respectively.

(2) Based on 1,925,845 shares of Company common stock outstanding and entitled to vote as of March 12, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(3)  Includes 6,435 shares owned by Mr. Bentkowski's spouse.

(4)  Includes 2,500 shares owned by Mr. Pietrucha's spouse.

                       Proposal 1 -- Election of Directors

     The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors also presently serves as a director of the Bank and the Mutual Holding Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at the Annual Meeting are Thomas Bentkowski, John T. Robertson and Walter F. Rusak. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

     Information regarding the Board of Directors' nominees, the directors continuing in office and the executive officers named in the summary compensation table who are not also directors is provided below. The age indicated for each individual is as of March 12, 2001. The indicated period of service as a director includes the period of service as a director of the Bank.

                    Board Nominees for Election of Directors

     Thomas Bentkowski has served as President and Chief Executive Officer of the Company and the Bank since 1999 and 1989, respectively. Age 64. Director since 1983.

     John T. Robertson has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since 2000. Prior to joining the Company, Mr. Robertson served as President and Chief Executive Officer of Chatham Savings, FSB, Chatham, New Jersey from 1996 to 2000. Age 58. Director since 2000.

     Walter F. Rusak is Principal of Grove Street School, K-5, Irvington, New Jersey. Age 53. Director since 1995.

                         Directors Continuing in Office

The following directors have terms ending in 2002:

     Eugene J. Bogucki, M.D. is a retired physician and surgeon. Age 75. Director since 1992.

     Anthony C. Majeski is a Certified Public Accountant and a retired banker. Age 69. Director since 1994.

The following directors have terms ending in 2003:

     Edward J. Mizerski is a retired banker who currently serves as Chairman of the Board of Directors of the Company and the Bank. Age 74. Director since 1989.

     Peter C. Pietrucha is an attorney at law. Mr. Pietrucha serves as Vice Chairman of the Board of Directors of the Company and the Bank. Age 79. Director since 1983.

                  Executive Officers Who Are Not Also Directors

     Lee Wagstaff, age 60, is a certified public accountant and has served as Vice President, Chief Financial Officer and Treasurer of the Company and the Bank since 1999 and 1984, respectively.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company generally meets on a monthly basis and may have additional special meetings called in the manner specified in the Bylaws. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 12 meetings. The Board of the Directors of the Bank held 12 regular meetings and 6 special meetings. No Directors of the Company or the Bank attended less than 75% of the total number of meetings and committee meetings on which such Directors served which were held in 2000.

Committees

     The Salary/Benefits Committee, consisting of the full Board of Directors, reviews and determines salaries and other benefits for all employees of the Company. The Salary/Benefits Committee met twice during 2000.

     The Company's Nominating Committee, consisting of the full Board of Directors, nominates persons for election to the Board of Directors of the Company. The Nominating Committee met on January 20, 2001. The Company's Bylaws provide for stockholder nominations of directors. See "Stockholder Proposals and Nominations."

     The Audit Committee consists of all non-employee directors. This committee is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review compliance with all relevant loans and regulations. The Audit Committee of the Bank met 12 time(s) in 2000.

Directors' Compensation

     Directors' Fees. Directors do not receive any fees or retainer for serving on the Company's Board of Directors. Non-employee directors of the Bank are currently paid an annual retainer of $16,800, except that the Chairman and Vice Chairman of the Board receive an annual retainer of $21,750 and $18,060, respectively. Non-employee directors are also currently paid a fee of $250 for each special meeting of the Board which they attend.

     Directors' Retirement Plan. The Bank maintains the Pulaski Savings Bank Consultation and Retirement Plan for Non-Employee Directors (the "Directors' Retirement Plan"). The purpose of the Directors' Retirement Plan is to promote the interest of the Bank by providing for the continuing advice of certain retiring directors and to provide those eligible individuals with retirement income. Only directors who are not employees of the Bank or its affiliates are eligible to participate in the plan. Eligible directors generally will become entitled to benefits under the Directors' Retirement Plan after attaining age 55, and completing five or more years of service with the Board, provided they execute an agreement to provide consulting services to the Bank from time to time following retirement. Benefits will accrue under the plan based on a director's service with the Board and the remuneration he receives for his services as a member of the Board. The maximum benefit a director may accrue under the Directors' Retirement Plan, upon completion of eight years of service as a director, is an annual benefit equal to two-thirds of the average of the director's three highest years' Board remuneration, payable for 10 years.

                             Executive Compensation

Summary Compensation Table

     The following table sets forth the cash compensation paid by the Company, as well as other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and all other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in 2000.

                                                                             Long-Term Compensation
                                               Annual Compensation                   Awards
                                      ------------------------------------ --------------------------
                                                                 Other                    Securities
                                                                Annual      Restricted    Underlying    All Ohter
Name and                                                     Compensation  Stock Awards  Options/SARs Compensation
Principal Position               Year   Salary($)  Bonus($)     ($)(1)         ($)           (#)         ($)(2)
-----------------                -----  ---------  --------- ------------- ------------  ------------ -------------
Thomas Bentkowski                2000    $168,430     $8,300      --            --            --        $ 48,037
     President and Chief         1999     161,180      6,447      --            --            --          44,482
     Executive Officer           1998     155,000      6,200      --            --            --          26,208


Lee Wagstaff                     2000    $104,275     $6,500      --            --            --        $ 14,404
     Vice President, Chief       1999      99,375      3,975      --            --            --          13,406
     Financial Officer and       1998      94,500      3,780      --            --            --           1,365
     Treasurer

(1) For 2000, 1999 and 1998, there were no: (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(2) All other compensation in 2000 includes matching contributions of $2,624 and $1,661 to the accounts of Messrs. Bentkowski and Wagstaff, respectively, under the Bank's 401(k) Plan. Also includes $19,550 and $12,743, representing the value of the 2,045 and 1,333 shares of common shares allocated, pursuant to the employee stock ownership plan, to the accounts of Messrs. Bentkowski and Wagstaff, respectively, based on the closing price of $9.56 on December 29, 2000. Also includes employer contributions of $25,863 credited under the Bank's supplemental executive retirement arrangement for Mr. Bentkowski.

Employment Agreements

     Employment Agreements. The Bank entered into three-year employment agreements with Messrs. Bentkowski and Wagstaff (collectively the "Executive"). Under the employment agreements, the current salary levels for Messrs. Bentkowski and Wagstaff are $168,430 and $104,275, respectively which amounts may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term of the agreements may be extended for an additional year at the discretion of the Board. However, the term of Mr. Bentkowski's agreement shall expire no later than December 31, 2002, unless the expiration date is extended by the mutual agreement of the Bank and Mr.
Bentkowski. The agreement is terminable by the Bank at any time, by the Executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status. If the Executive's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Bank or Company. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

     The maximum present value of the severance benefits under the employment agreement is three times the Executive's average annual compensation during the five most recent taxable years preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at the Executive's election, in the form of a lump sum cash payment and continued coverage under the Bank's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed three times the Executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Bank would not be entitled to deduct such amount.

     The employment agreement restricts the Executive's right to compete against the Bank and the Company for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

     Incentive Plan. The Company maintains the Incentive Plan for both directors and employees. The following table provides certain information with respect to the number of shares of common stock represented by outstanding options and the values of such options held by Messrs. Bentkowski and Wagstaff as of December 31, 2000.

                        Fiscal Year-End Option/SAR Values

                                                                                                 Value of
                                                      Number of Securities                     Unexercised
                                                     Underlying Unexercised                    In-the-Money
                                                         Options/SARs at                      Option/SARs at
                                                       Fiscal Year End(#)                 Fiscal Year End($)(1)
                                                   ---------------------------         ---------------------------
 Name                                               Exercisable/Unexercisable           Exercisable/Unexercisable
-------                                            ---------------------------         ---------------------------
Thomas Bentkowski..................................       14,283/9,522                            --/--
Lee Wagstaff.......................................        8,564/5,714                            --/--

---------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money only if the market value of shares covered by options is greater than the exercise price.

                    Transactions With Certain Related Persons

     All loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Non-executive officer employees which satisfy certain eligibility and lending criteria are extended accommodations and discounts on loan fees and interest rates in connection with the purchase or refinance of their principal residences. In accordance with recently modified federal regulations, the Company may in the future extend the same accommodations on such loans to eligible executive officers and directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2000, except that one report on Form 3 for Mr. Robertson, containing no transactions, was filed late due to administrative error.

                     Proposal 2. Ratification of Appointment
                             of Independent Auditors

     The Company's independent auditors for the fiscal year ended December 31, 2000 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

     Representatives of Radics & Co., LLC will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

Audit Fees

     The aggregate fees the Company paid to Radics & Co., LLC for the annual audit and for the review of the Company's Forms 10-QSB for the fiscal year 2000 totaled $42,917.

All Other Fees

     The aggregate fees the Company paid to Radics & Co., LLC for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $14,005.

     The Audit Committee has determined that the non-audit fees paid to Radics & Co., LLC are compatible with maintaining Radics & Co., LLC's independence.

                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 5 directors, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                            Audit Committee Members:

                                Eugene J. Bogucki
                               Anthony C. Majeski
                               Edward J. Mizerski
                               Peter C. Pietrucha
                                 Walter F. Rusak

                     Stockholders Proposals and Nominations

Stockholder Proposals

     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than November 26, 2001. If next years annual meeting is held on a date more than 30 calendar days from April 27, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

     The Company's annual report to stockholders has been mailed to stockholders as of the close of business on March 12, 2001. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the close of business on March 12, 2001 upon written request to Valerie Kaminski, Secretary, Pulaski Bancorp, Inc., 130 Mountain Avenue Springfield, New Jersey 07081.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Valerie Kaminski

                                            Valerie Kaminski
                                            Secretary



Springfield, New Jersey
March 26, 2001

                                                                    Appendix A

                              PULASKI BANCORP, INC.
                            CHARTER - AUDIT COMMITTEE
                                Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of Pulaski Bancorp, Inc.'s (the "Company") financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The committee's role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

     Committee Composition. The committee shall consist of at least three board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     External  Resources.  The committee  shall be authorized to access internal
and  external  resources,   as  the  committee   requires,   to  carry  out  its
responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

     o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel and the external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, and the review of the independence of its accountants.

     o   The  committee,   through  the  committee  chairperson,   shall  report
         periodically, as deemed necessary, but at least semi-annually, to the full board.

     o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the External Audit

     o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     o   The  external  auditors,   in  their  capacity  as  independent  public
         accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions on concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

     o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     o The committee shall review any important recommendations from the auditors on financial reporting, controls or other matters, as well as management's response.

     o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

     o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

     o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters set forth in Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

     o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

     o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     o The committee shall review, discuss and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board and others.

     o The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company's business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY
                              PULASKI BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 27, 2001
                              10:00 a.m. local time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Pulaski Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on April 27, 2001, at 10:00 a.m. local time, at The Winfield Scott, 323 North Broad Street, Elizabeth, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          Thomas Bentkowski, John T. Robertson and Walter F. Rusak

                                               FOR ALL
          FOR         VOTE WITHHELD            EXCEPT
          ---         -------------            -------
          |_|              |_|                   |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

     2.   The   ratification  of  the  appointment  of  Radics  &  Co.,  LLC  as independent auditors of Pulaski Bancorp, Inc. for the fiscal year ending December 31, 2001.

          FOR           AGAINST            ABSTAIN
          ---           -------            -------
          |_|             |_|                |_|

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.

     PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING  |_|

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxy committee in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the proxy committee to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                             Dated:_____________________________



                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER



                                             -----------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of stockholders and of a proxy statement for the annual meeting of stockholders and of the annual report to stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.